Exhibit 10.6

THIS LEASE DATED FOR REFERENCE THE 17th DAY OF APRIL 2015

BETWEEN:  ROCKY MOUNTAIN PROPERTY MANAGEMENT COMPANY

   12720 CAMERON DRIVE RICHMOND, B.C. V6V 2T6

   604-551-1100, SDM1MAC@GMAIL.COM

AND:  Bi-Optic Venture Inc.

ARTICLE  #1  -  BASIC  TERMS  AND  DEFINITIONS  OF  THE  LEASE

1.1 BASIC TERMS.

a) Premises:   5 – 9079 SHAUGHNESSY STREET, VANCOUVER,  B.C.

b) Term:   12 MONTH LEASE, with  1 YEAR option.

c) Commencement  MAY 1ST , 2015 to APRIL  30, 2016

d) Area of Premises  Approximately  rentable square feet

e) Annual Basic Rent

Rental Period      Rate P.S.F.      Monthly Basic Rent      Annual Basic Rent

Years 1-2                                     $2350.00

f) Operating Costs and Taxes:

Rental Period Rate P.S.F. Monthly Estimated Net Rent Annual

Year 1 - 2  $0  $408.00     + WATER / SEWER COST WILL BE ADDED.

g) Permitted Uses:  HERTICULTURE        late payment fee of $250

h) Deposit: $5791:80    (plus tax) to be applied to

                                     The last month’s Gross rent plus tax

                                     and remainder held as Security deposit

                                      in accordance with 3.5

1.2 SCHEDUALES.

The schedules to this lease consist of:

Schedule “A” – Description of Land

Schedule “B” - Premises and Parking Area

Schedule “C” -  Additional Terms and Conditions

Schedule “D” -  Description of Landlord Work and Tenant Work

1.3 DEFINITIONS.

The Landlord and the Tenant hereby agree that in this lease the following words or phrases shall, unless there is something in the context inconsistent therewith, have the meanings hereinafter set out:

(a) “Additional Rent” shall mean those amounts payable by the Tenant to the Landlord in accordance with section 4.2 and all other sums which may be payable to the Landlord hereunder or reimbursable to the landlord hereunder, including, without limitation, all interest and penalties payable hereunder, whether or not such sums are referred to as Additional Rents or otherwise, but excluding the Annual Basic Rents:

(b) “Annual Basic Rent” shall mean the amount specified as such in subsection 1.1 (e):

(c) “Area of Premises” means the area expressed in square feet of all floor space of the Premises, measured in accordance with current Building Industry Standards:

(d) “Building” shall mean all building and improvements erected or to be erected on the land:

(e) “Commencement Date” shall mean the date specified in subsection 1.1 (C):

(f) “Common Areas” means all the areas of the Development not made available by the landlord for lease to the Tenants and made available for the use and enjoyment of the Development by the tenants and / or their employees, customers and invitees in common with other entitled and / or for the maintenance and administration of the development, including parking areas, roofs, landscaped areas, common hallways and lobbies, roadways, curbs, walkways and sidewalks, washrooms, service areas and all facilities and equipment common to the Development and the administration and maintenance thereof, including electrical installations, plumbing and drainage equipment ( other than in respect of washrooms within rented or rentable premises):

(g) “Development” means the Land and Buildings:

(h) “Fiscal Year of the Development” means the period from January through December of each year. Or such fiscal year for the Development of which the landlord notifies the Tenant:

(i) “Hazardous Substances” shall mean any explosives, radioactive materials, asbestos materials, urea formaldehyde, chlorobiphenyls (PCB’s), hydrocarbon contaminants, pollutants, contaminants, hazardous, corrosive or toxic substances, special waste or any other substance the storage, use or other dealing of which is prohibited or controlled under any statue, regulation, bylaw or other lawful requirement of any government authority with respect to the environment, health or occupational health and safety:

(j) “Land” shall mean those Lands described in Schedule “A” hereto:

(k) “Landlord” shall mean only the owner or the mortgagee in possession for the time being of the premises:

(l) “Landlord’s Mortgagees” shall mean the mortgagee, debenture holders and trustees on behalf of a mortgage holding mortgages:

(m) “Lease” shall mean this lease, together with any and all schedules attached hereto:

(n) “Lease Year” shall mean, in the case of the first lease year, the period beginning on the Commencement Date and terminating 12 months from the last day of the calendar month in which the Commencement Date occurs (except that if the Commencement Date occurs on the first day of a calendar month, the first lease year shall terminate on the day prior to the first anniversary of the Commencement Date) and, in the case of each subsequent Lease Year, shall mean each 12 month period after the first Leases Year:

(o) “Mortgages” shall have the meaning set out section 4.29 Subordination:

(p) “Operating Costs” means without duplication, the total of all the costs, expenses and outlays of every nature reasonably incurred in the complete operation, use, insurance, administration, management, replacement, repair and maintenance of the development, provided such costs and expenses are in keeping with maintaining the standard of a similar building in the market in which the Development is located and reasonably comparable to those incurred by prudent owners and landlords of comparable buildings, and the carry out of the Landlord's obligations under this Lease and similar tenant leases including but not limited to:

1) The cost of all insurance maintained by the Landlord in respect of the lands, buildings, improvements, equipment and other property situated on the Development, including without limitation coverage for loss of or damage to property, loss of rental income and public or third party liability, together with all amounts falling below the level of the Landlord’s insurance deductibles which are paid by the landlord in connection with claims made against it:

2) The cost of snow removal, salting and sanding the parking lot, gardening and landscaping, and cleaning, maintaining, repairing, replacing, restriping and patrolling parking areas, sidewalks, driveways, fencing:

3) The cost of cleaning, maintaining, repairing, replacing, redecorating and securing the interior and exterior of the building, including windows, doors, roofs, decks, membranes, floors, walls,  washrooms, exterior wall assemblies (including weather walls), drains, plumbing, sewage systems, lighting, sprinkler and fire safety systems, security systems, and any other systems situated on the development;

4) The cost of repairing and maintaining the Structure Portions of the building;

5) The cost of heating and air conditioning the building and the cost of maintaining, repairing and replacing all heating, air conditioning, piping, and ventilation equipment;

6) Depreciation or amortization of the cost of repairs and replacements that are not charged fully in the fiscal year of the development in which they are incurred, all in accordance with the rates and for the periods determined by the landlord from time to time in accordance with reputable management and operating practices;

7) Interest calculated on the undepreciated or unamortized part of the costs above, at the rate of 4% above the prime rate per annum quoted by the landlord’s principal bank, such rate of interest to be calculated and compounded monthly, not in advance, for the period during which the present interest is calculated;

8) Management office expenses of operation, and salaries of personnel, including management and other supervisory personnel, employed to carry out the operation, administration, cleaning, maintenance and repair of the development, including fringe benefits and contributions and premiums for employment insurance and workers compensation insurance, pension plan contributions and similar premiums and contributions, severance pay or indemnity, or, where the management office and personnel serve more than one development, an allocated share of the expenses, salaries and contributions;

9) A reasonable rental value for office space and storage used by on site personnel and related expenses;

10) Rental of equipment and signs, and the cost of building supplies used in the maintenance, cleaning, repairing and operation of the development;

11) The cost of hot and cold water, all electricity, telephone, water, gas, and any other utilities, fuel or energy supplied to or used or consumed in respect of the building ( not separately metered to tenant) and the common areas;

12) Auditing, accounting, legal and any other professional and consulting fees and disbursements;

13) The cost of garbage and waste collection and removal and any recycling programs applicable to or adopted in respect of the development;

14) Lighting, electricity, fuel, steam, water, public utilities, telephones, facilities, computers, and systems used in or serving the common areas, and electricity for signs that are part common areas; and

15) Business taxes and property taxes, if any, payable by the landlord with respect to the common areas; and

16) Those items of operating cost which vary with the use and occupancy of rentable premises in the building shall be adjusted and calculated as if the building were 100% occupied and operational for the entire accounting period   These may include without limitation, cleaning costs, garbage removal and utilities costs which shall be adjusted to what they would have been in the landlord’s reasonable estimation and shall be included in operating cost;

17)  Notwithstanding any of the foregoing whenever in the landlord’s reasonable opinion any operating cost or item of operating cost properly relates to a particular tenant or group of tenant within the building, the landlord may allocate such operating cost to such tenant or tenants.  Any amount allocated by the landlord to the tenant under this clause shall be payable by the tenant forthwith upon demand.

18) An administration fee equal to 5% of the basic annual rent  This administration fee is in addition to, and not a duplication of the expenses, salaries and benefits referred to in paragraph 1.39(p)(8) above

Operating Costs shall be determined and allocated to each year in accordance with generally accepted accounting principles, and any prepaid expense may be allocated to the year in which the expense is incurred.

(q) “parking Area” means the area shown on schedule “B”

(r) “Premises” shall mean the area of the building shown outlined on Schedule “B”

(s) “proportionate Share” means the fraction that has as its numerator the area of premises and as its denominator the floor area of all premises in the development made available by the landlord for lease to tenants;

(t) “Relative Portion” shall mean, with respect to any amount payable under this lease, that fraction which has as its denominator the period of time expresses in days in respect of which an amount payable hereunder is calculated and which has as its numerator the number of days within the same calculation period, but which fall within the term or any renewal period;

(u) “Rent” shall mean annual basic rent, percentage rent, and additional rent;

(v) “Structural Portion of the Building” shall mean the exterior and structure of the building including, without limitation, footings, foundations, engineered floors, piles, bearing walls, structural columns, joist and beams and shall include roof supporting beams;

(w) “Taxes” shall mean the aggregate of all taxes, local improvements or similar rates, duties, assessments and / or charges, municipal realty taxes, water taxes, school taxes, or any other taxes, rates, duties, assessments both general or special or any rate, duty, assessment, charges or tax levied, charged or assessed in lieu thereof now or at any time hereafter levied or imposed upon or in respect of the development or any part thereof and capital tax payable by the landlord based in whole or in part on the capital employed by the landlord in the development, by any government authority whether federal, provincial, municipal or otherwise, together with all costs and expenses (including legal and other professional fees and interest and penalties on deferred payments) incurred by the landlord in good faith contesting or appealing any such taxes, levies, rates, assessments or charges levied in lieu thereof, but excluding the tenant’s taxes;

(x) “Tenants Taxes” shall mean all taxes, license and permit fees, rates, duties and assessments imposed or levied by any lawful authority covering any period during the term and any renewal thereof and relating to or in respect of the business of the tenant or relating to or in respect of personal property and all business and trade fixtures, machinery and equipment, cabinet work, furniture and moveable partitions owned or installed by the tenant at the expense of the tenant or being the property of the tenant, or relating to or in respect of improvements to the premises built, made or installed by the tenant or any previous occupant of the premises, on behalf of the tenant or at the tenant’s request whether any such taxes are payable by law by the tenant or by the landlord and whether such taxes are included by the taxing authority in the taxes, licenses, rates, duties and assessments imposed or levied on or with respect to the premises; and all sales, goods and services, value-added or other taxes assessed or imposed on the tenant or the landlord, whether or not in existence on the commencement date, in respect of the rent payable to the landlord by the tenant under this lease, the rental of the premises by the landlord to the tenant or the provision of any goods, services or utilities whatsoever by the landlord to the tenant under this lease agreement to lease between the landlord and the tenant pursuant to which this lease was entered into; and

(y) “Term” shall mean the term specified in subsection 1.1(b).

 ARTICLE  # 2  -  DEMISE  AND  TERM

2.1 DEMISE.

The landlord as owner, subject to such mortgages and encumbrances as are registered against title as of the date hereof, hereby demises and lease the premises to the tenant and the tenant takes the premises on lease from the landlord, subject to the terms and conditions set out in this lease to have and to hold the premises unto the tenant for the term from and including the commencement date.

ARTICLE  # 3  -  RENT

3.1 ANNUAL BASIC RENT AND ADDITIONAL RENT.

Yielding and paying therefor during the term the following rent payable at the landlord’s address specified on page 1 or at such other place as the landlord may from time to time designate in writing;

(a) Annual Basic Rent payable in advance in equal consecutive monthly installments on the first day of each and every month in each and every year of the term commencing on the commencement date and continuing until and including the first day of the month immediately preceding the expiry date; and: Late payment fee of $250 per payment will be charge on late payment

(b) Additional Rent payable in accordance with the previsions of this lease

(c) Triple Net Rent Cost will be payable in accordance with clause 3.1(a) of this lease

3.2 NO SET OFF.

The tenant covenants and agrees with the landlord that all of the rent payable under this lease shall be paid by the tenant to the landlord without demand, deduction, setoff or abatement whatsoever, except as specifically provided in subsection 7.3(a).  The tenant covenants and agrees that the landlord may at its option apply all sums received from or due to the tenant against any amounts due and payable hereunder in such manner as the landlord may see fit.

3.3 PRE – AUTHORIZED WITHDRAWAL OR POST DATED CHEQUES

The Tenant covenants  and agrees to provide the landlord with an automatic debiting authorization by which payments in respect of the monthly installments due hereunder are automatically deducted from the tenant’s bank account and credited to the landlord’s bank account.  Alternatively, the tenant may implement an electronic funds transfer for payments in respect of the monthly installments due hereunder upon receipt of the landlord bank account information (including wiring instructions), banking information that is subject to change from time to time.  Alternatively the tenant may provide monthly postdated cheque for the term of the lease.  The failure of the tenant to comply in any way with the provisions of this section 3.3 shall be deemed to be a default under this lease and shall entitle the landlord to exercise any all remedies available to the landlord under this lease.

3.4 AJUSTMENT.

If the term shall commence or cease on a day other than the commencement of or the end of any period of time in respect of which any amount payable hereunder is calculated, then the tenant shall pay to the landlord its relative portion of such amount for such period of time.

3.5 DEPOSIT.

To pay to the landlord upon execution of this lease, as partial consideration for execution of this lease, a deposit in the amount set out in section 1.1(g), which deposit shall be held by the landlord on a non-interest bearing basis and, except to the extent applied in section 1.1(g) of this lease, as security for the faithful performance by the tenant of all the terms, covenants and conditions of this lease, and if at any time during the term, rent is overdue and unpaid or the tenant is in breach of any covenant, condition or proviso contained in this lease, then the landlord may, at its option, apply all or a portion of such deposit toward the payment of such overdue rent or any payment of any cost or expense to which the landlord may be put as a result of any such breach, without thereby limiting or excluding any other rights which the landlord may have hereunder or at law.  In the event that such entire deposit or portion thereof is applied by the landlord toward the payment of overdue rent or any cost or expense to which the landlord is put out as a result of breach of this lease by the tenant, then the tenant shall, upon demand by the landlord, remit to the landlord such amount as is required to restore such deposit to the amount held by the landlord prior to such application. If the tenant promptly (within 48 hours) pays all rent as it fails due and performs all of its obligations under this lease, the landlord will repay an amount equal to the portion of such deposit then remaining to the tenant within 30 days after expiry of the lease.  The landlord may deliver and assign such deposit to any purchaser of the landlord’s interest in the land and thereupon the landlord will be discharged from any further liability with respect to such Security Deposit or Lease.

3.6 NET LEASE.

It is the intention of the parties that this lease shall be a net lease and that the rent provided to be paid to the landlord hereunder shall be net to the landlord and shall yield to the landlord the entire such rental during the term and any renewal thereof without abatement for any cause whatsoever except as set forth in subsection 7.3(a) and except the following proviso.  Save as specifically set forth in this lease, all costs, expenses and obligations of every kind and nature whatsoever relating to the premises, whether or not herein referred to and whether or not of a kind now existing or within the contemplation of the parties hereto, shall be paid by the tenant.

ARTICLE  # 4 – TENANT’S COVENANTS

The Tenant hereby covenants and agrees with the landlord as follows;

4.1 RENT.

The tenant shall pay throughout the term Annual Basic Rent and Additional Rent, at the times and in the manner specified in this lease.

4.2 OPERATING COSTS AND TAXES.

The tenant shall pay its proportionate share of any and all Operating Costs and Taxes.  The Tenant acknowledge and agrees that it may be responsible for arranging for itself the provision of all utilities and services, to or for the premises, and that the landlord shall have no liability for the provision, or cost, of such items.  The Tenant shall indemnify and save harmless the landlord with respect thereto, including, without limitation, any claims with respect to cancellation of any service contracts on the expiry or sooner termination of the lease.  The Landlord may, at its option, estimate in advance any Operating Cost that will be incurred by it and payable to it by the tenant for each fiscal year and the tenant shall pay to the landlord such amounts in equal monthly installments in advance during each fiscal year, on the first day of each calendar month.  Within a reasonable period of time following each fiscal year or other designated period, as the case may be, the landlord shall furnish to the tenant a statement of the tenant’s proportionate share of operating costs payable to the landlord for such fiscal years or other designated period.  If the amount payable by the tenant as shown on any such statement is greater or less than the aggregate of amounts paid by the tenant pursuant to this section 4.2. The proper adjusting credit shall be made by the landlord or payment made by the tenant, as the case may be, within 14 days after delivery of the statement.  Any credit made by the landlord or payment made by the tenant and accepted by the landlord in respect of any adjustment made hereunder, shall be without prejudice to the right of the landlord to claim a readjustment provided such claims is made within 6 months from the date of delivery of the statement referred to in this section 4.2.

The Tenant shall pay its Proportionate Share of any and all Taxes assessed with respect to the development or any part thereof.  For each complete calendar year including in the term, the landlord will estimate in advance the tenant’s Proportionate Share of Taxes that will be payable by the Tenant for each calendar year and the Tenant shall pay to the landlord such amount in twelve equal monthly installment in advance on the first day of every month from January through December of such year.  For each partial calendar year during the term, the landlord shall estimate the Tenant’s Proportionate Share of taxes payable for such period and the Tenant shall pay the total of such amount in either;

(a) Six equal monthly installment, if the portion of the calendar year in question is equal to or more than six months, payable on the first day of each month from January through June of such period; or

(b) If the portion of the calendar year in question is less than six months, in equal installments payable on the first day of each month during such period.

The landlord will notify the tenant to any increase in the property tax when receive the notice.

4.3 TENANT’S  TAXES.

The Tenant shall promptly pay the Tenant’s Taxes as they become due.  The Tenant shall provide to the landlord, upon receipt, the official receipt for each payment made by the tenant in respect of the tenant’s taxes.

4.4 UTILITIES.

The Tenant shall pay or cause to be paid promptly when due, all charges for electricity, gas, other fuel, water, telephone and other utilities consumed on the Premises during the term.

4.5 TENANT’S  INSURANCE

The tenant covenants with the landlord that the tenant will, at its sole cost, obtain and maintain in force throughout the term of the lease and during any such other time as the tenant occupies the premises;

(1) “All Risk” insurance, including flood, earthquake, sewer backup and water damage insurance, covering all of the Tenant’s property or property for which the tenant is legally liable or installed by or on behalf of the tenant or any previous tenant in the premises including, without limitation, its improvements, furniture, equipment, fittings, fixtures and stock-in-trade, in amounts adequate to cover fully any loss that the Tenant could sustain (if there is a dispute as to the amount which comprises full replacement cost, the decision of the landlord shall be conclusive)

(2) Comprehensive general liability insurance (including without limitation, tenant’s legal liability and employer’s liability and contractual liability to cover the responsibilities assumed under the lease) against claims for personal injury, death or property damage occurring upon or in or about the development, including without limitation the premises, or the common areas, such coverage to include the activities and operations conducted by the tenant and any other person on the premises, and by the tenant and by any other person performing work on behalf of the tenant and those for whom the tenant is in law responsible in any other part of the building.  Such policies shall be written on a comprehensive basis with limits of not less than $5,000,000.00 per occurrence or such higher limits as the landlord, acting reasonably, requires from time to time;

(3) Glass insurance, for the benefit of the landlord and the tenant, covering all exterior and interior glass in the premises, including plate glass window and doors;

(4) Business interruption insurance in an amount which will reimburse the Tenant for direct or indirect loss of earning. Including continuing and extra expenses, attributable to all perils insured against and any other perils commonly insured against by prudent tenants; comprehensive boiler and machinery insurance on a blanket repair or replacement basis for each accident in amount equal to the replacement cost of all leasehold improvements, including all boilers, pressure vessels, air conditioning equipment, electrical apparatus, production equipment and other miscellaneous equipment installed, owned and / or operated by the tenant, or a previous tenant of the premises, or those on behalf of the tenant, in the premises, extended to include business interruption insurance in an amount which will reimburse the tenant for direct or indirect loss of earnings, including continuing and extra expenses; and

(5) Any other form of insurance and such higher limits as the landlord or its mortgage requires from time to time.

(c) The tenant will affect all insurance policies with insurers, upon terms and in amounts, as to deductibles and otherwise reasonably satisfactory to the landlord, acting reasonably.  The tenant will furnish to the landlord insurance certificates confirming such coverage, and will provide written notice of the continuation of such policies not less than 21 days prior to their respective expiry dates.  The tenant will pay the premium for each policy.  If the tenant fails to purchase or to keep in force such insurance the landlord may affect such insurance, at the tenant’s cost.  All policies shall be non-contributing and shall apply only as primary and not as excess to any other insurance available to the landlord; and shall not be invalidated as respect the interests of the landlord and of its mortgagee or mortgagees by reason of any breach or violation of any warranties, representations, declarations or conditions contained in the policies.

(d) The Tenant will cause each of the policies for the insurance referred to herein to contain an undertaking by the insurers to notify the landlord at least 30 days prior to cancellation or to making any other change material to the landlord’s interests.  The liability policy will include the landlord, its property manager and its mortgagees as additional insured’s, with cross liability and severability of interest clauses, and the all risk insurance policy will name the landlord and its mortgages as loss payees as their respective interests may appear.

4.6 SUBROGATION.

The tenant will cause any insurance policy obtained by it pursuant to this lease to contain a waiver of subrogation clause in favour of the landlord, its property manager and the landlord’s mortgagees and those for whom they are in law responsible.

4.7 LANDLORDS  INSURANCE.

The landlord shall, at all times throughout the term carry;

(a) Insurance on the building ( excluding any property with respect to which the tenant is obligated to insure pursuant to clause 4.5) against damage by fire and extended perils coverage in such reasonable amounts and with such reasonable deductions as would be carried by a prudent owner;

(b) Public liability and property damage insurance with respect to the landlord’s operations in, on and about the development in such reasonable amounts and with such reasonable deductions as would be carried by a prudent owner; and

(c) Such other form or forms of insurance as the landlord reasonably considers advisable or the landlord’s mortgagees requires.

Notwithstanding any contribution by the tenant to the cost of the landlord’s insurance premiums provided herein, the tenant acknowledges and agrees that no insurable interest is conferred upon the tenant under this lease for the purposes of any of insurance carried by the landlord and the tenant has no right to receive any proceeds of any such insurance policies carried by the landlord.

4.8 INCREASES  IN  RATES.

The tenant will not permit or omit or do anything which might result in an increase in the cost of insurance of the landlord or which might result in an actual or threatened cancellation of, or adverse change in, any insurance policy of the landlord.  If any rate of insurance shall be increased as aforesaid, the Tenant shall pay to the landlord the amount of the increase forthwith upon demand.  If any insurance policy of the landlord is cancelled or threatened to be cancelled by reason of the use or occupancy of the premises by the tenant or any act or omission of the tenant, the tenant shall forthwith remedy or rectify such use, occupation, act or omission forthwith upon being requested to do so in writing by the landlord.  If the tenant shall fail to so remedy or rectify, the landlord may, at its option, but shall not be obligated to, do so at the tenant’s cost or terminate this lease.

4.9 RELEASE.

Without limiting the foregoing, neither the landlord or its property manager shall be liable for any personal injury, deaths or property loss or damages sustained by the tenant or its employees, agents, subleases, licensees or invitees in or on the premises caused by theft or breakage or by steam, water, rain, snow, radioactive materials, microwaves, deleterious substances, gases, pollutants, or any other material or substances which may leak into, issue or flow from any part of the premises or any adjacent or neighbouring lands and premises or from the water, steam or drainage pipes or plumbing works, sprinklers, leaks of the same or from any place, or any loss or damage caused by or attributable to the condition or arrangements of any electric or other wiring or any damage caused by anything done or omitted to be done by any other tenant, occupant or landlord of the premises, and the tenant shall indemnify the landlord and its property manager against all actions or liabilities arising out of such personal injury, death or property damages or loss.  The tenant hereby releases the landlord and its property manager, and their respective directors, officers, agents and employees, from all claims for damages or other expenses arising out of such personal injury, death or property loss or damages.

4.10 REPAIRS.

(a) The Tenant shall accept possession of the premises in “as is, where is” condition and the landlord will have no responsibility for completing any work or improvements to the premises or development except as may be expressly set out in this lease.  Excepting only replacement of any material defects in the structural portions of the building, which, unless cause by the tenant or anyone for whom it is responsible at law, shall be the responsibility of the landlord.  The Tenant shall, at all times during the term and renewal thereof, promptly, at its own expense, repair and maintain and replace, as necessary, the premises (other than replacing structural portions of the building, unless such replacement is made necessary by the tenant or anyone for whom it is responsible at law) and all equipment, fixtures and improvements therein in a first class condition.  At the end or sooner termination of the term or any renewal thereof the tenant shall yield up to the landlord, without notice from the landlord, the premises repaired and maintained in the condition aforesaid.  Without limitation, and notwithstanding any other provision of this lease, the tenant shall be responsible at its expense for maintenance of the structural portions of the premises, for repairing cracking of the floor, walls ceiling and for repairing and maintaining the parking area.  The tenant will provide to the landlord inspection reports from time to time confirming that it has undertaking prudent preventative maintenance and necessary repairs of material aspects of the premises, such as electrical and mechanical systems and heating, plumbing, venting, fire systems, doors, windows, and air conditioning

Systems.

(b) The Tenant acknowledges that depreciation or amortization is a component of “Operating Costs” as defined in this lease. In each lease year, the landlord will estimate the life expectancy of the roof membrane, the exterior paint or other similar finish, the pavements, the HVAC systems in the building and all other depreciable components of the building (the “Depreciable Components”) that require periodic replacement.  The determination of the life expectancy of the depreciable components and the amounts to be charged annually in order to permit the landlord to accumulate an adequate reserve of funds on a timely basis in order to periodically replace the depreciable components will be determined by the landlord, in its sole discretion.

Notwithstanding anything herein contained to the contrary, the landlord will be responsible for performing or causing to be performed the work relating to the depreciable components, using the monies received from the tenant and from other tenants of the building.  Nothing herein will require the landlord to account to the tenants for the monies collected or to otherwise hold such monies in a separate or other reserve account.

(c)Alternatively, repairs or replacements to the property of a capital nature may be funded by the landlord and amortize, based on generally accepted accounting principle (GAAP), over the useful life of the assets and charged to the tenant as additional rent.

4.11 REPAIR  ON  NOTICE.

The Tenant shall permit the landlord and its duly authorized agents or nominees, with or without workmen and other, at all reasonable times to enter upon the premises for the purpose of examining the state of repair, condition and use thereof, and to permit such entry after the landlord shall have given 24 hours’ notice in writing to the tenant of such intended entry and examination and in every case the tenant shall afford the landlord all reasonable aid and facilities in such entry and examination and upon notice in writing of defect or want of repair being given by the landlord to the tenant. To cause the same to be repaired, as required by section 4.10 hereof, within 30 days from the date of the giving of such notice by the landlord.  If the tenant shall at any time default in the performance or observance of any of the covenants in the lease for or relating to the repair or maintenance of the premises or any part thereof and such default shall continue for 30 days after the notice in writing from the landlord of default in respect of repair or maintenance of the premises then the tenant shall permit the landlord and its duly authorized agents and nominees, with or without workmen and other, and without prejudice to the landlord’s right of re-entry, to enter into and upon the premises and repair and maintain the same at the expenses of the tenant and the tenant shall afford the landlord all aid and facilities in doing or causing the same to be done, and shall repay to the landlord on demand all costs and expenses in respect of such repairs and maintenance as aforesaid, plus an administration fee of 20% of such costs and expenses.

4.12 BUSINESS  AND  TRADE  FIXTURES  AND  IMPROVEMENTS.

All business and trade fixture and improvements owned or installed by the tenant in or on the premises at any time shall remain the property of the tenant and shall be removed by the tenant at the expiration of the term or any renewal thereof or at the sooner termination thereof, provided that the tenant at its expense shall repair any damage to the premises caused by such removal, and provided further, that the tenant shall not be in default under any covenant or agreement contained herein at the time of such removal, and if in default, the landlord shall have a lien on the tenant’s business and trade fixture and improvements as security against loss or damages resulting from any such default by the tenant and the tenant’s business and trade fixtures and improvements or other improvements shall not be removed by the tenant until such default is cured, unless otherwise directed by the landlord.  The landlord may elect to require the tenant to remove all or any part of the business and trade fixture and improvements owned or installed by or on behalf of the tenant at the expiration or termination of the term or any renewal thereof, in which event such removal shall be done at the tenant’s expense and the tenant shall at tis expense, repair any damage to the premises caused by such removal.  If the tenant does not remove its business and trade fixture and improvements forthwith after written demand by the landlord, such property shall, if the landlord elects, be deemed to become the landlord’s property or the landlord may remove the same at the expense of the tenant and the cost of such removal, plus and administration fee of 20% of such costs, shall be paid by the tenant forthwith to the landlord on written demand, and the landlord shall not be responsible for any loss or damage to such property as a result of such removal.

4.13 ALTERSTIONS  AND  ADDITIONS.

The tenant shall not remove, alter or change the position or style of, or add to, the premises or any part thereof, without in any and every such case having first submitted plans and specifications thereof to the landlord and having obtained the prior written consent of the landlord thereto, and, unless otherwise provided by such consent, all such alterations, additions, erections or excavations shall be done either by or under the direction of the landlord, and the landlord may determine, but at the cost of the tenant.  All work shall be done in a good and workmanlike manner and at such times and in such manner as the landlord may approve, and only by contractors or tradesmen approved in writing by the landlord.  The tenant shall reimburse the landlord forthwith on demand for all costs and expenses incurred by the landlord in the review and approval of any plans and specifications by the landlord’s architects and engineers.  The tenant shall obtain and pay for all required building and occupancy permits in respect of its work as aforesaid.  The tenant shall, at its own cost and expense, take out or cause to be taken out any additional insurance coverage reasonably required by the landlord to protect the respective interests of the landlord and the tenant during all period when any such work is been performed.  Any and all installations, alterations, additions, partitions, improvements or fixtures other than the tenant’s business and trade fixtures and improvements in or upon the premises, whether placed there by the tenant or the landlord or a previous occupant of the premises, shall, immediately upon such placement, become and shall thereafter remain the property of the landlord without compensation thereof to the tenant.  Notwithstanding anything herein contained, the landlord shall be under no obligation to repair, maintain, replace or insure such installations, alterations, additions, partitions and fixtures or anything in the nature of a leasehold improvement made or installed by or on behalf of the tenant or any previous occupant of the premises.  The landlord may elect that any or all installations, alterations, additions, partitions, improvements or fixture made or installed by the or on behalf of the tenant hereunder or under the provisions of any previous lease of the premises to the tenant or any other tenants be removed at the expiry or earlier termination of the term or any renewal thereof and it shall be the tenant’s obligation to restore the premises to the condition in which they were prior to such alterations, installations, additions, improvements, partitioning and fixturing.   Such removal and restoration shall be at the sole expense of the tenant.

4.14 USE  OF  PREMISES.

The tenant shall not use the premises nor allow the premises to be used for any purpose other than that specified in subsection 1.1(f), nor in any manner inconsistent with such use and occupation, and the tenant shall not, at any time during the term or ant renewal thereof, commit or suffer to be committed any waste upon the premises nor shall the tenant use, exercise, or carry on, or permit or suffer to be used, exercised or carried on, in or upon the premises, or any part thereof, any noxious, noisome or offensive art, trade, business, occupation or calling, or keep, sell, use handle or dispose of any merchandise, goods, or thing which are objectionable, or by which the premises or any part thereof may be damaged or injuriously affected, and no act, matter or thing whatsoever shall, at any time during the term or any renewal thereof, be done in or upon the premises, or any part thereof, which may result in annoyance, nuisance, grievance, damage or disturbance to any other tenants in the building or to any occupiers or owners of any other lands or premises or to the holders of any registered easement, right of way or other encumbrance charging the whole or part of the development.  The tenant shall use its best endeavors to prevent anything being done on the premises which may result in the development or any part thereof being picketed or otherwise subjected to industrial action or demonstrations, political or otherwise.  In the event of such picketing, industrial action or demonstration the tenant shall forthwith take all actions and proceedings necessary to cause such picketing, industrial action and demonstration to cease without delay.  The tenant shall not place in the premises any heavy machinery or equipment without first obtaining the consent in writing of the landlord.  The tenant shall immediately advise the landlord of the presence of and shall do all things necessary to remove, any dangerous condition from time to time existing on the premises and arising as a result of the act or omission of the tenant or any person for whom the tenant is at law responsible.

4.15 SIGNS.

The Tenant shall not, at any time, affix or exhibit or permit to be affixed or exhibited upon any part of the development any sign, except such sign on the premises as shall have been first approved in writing by the landlord and which comply at all times with the requirements of any lawful authority having jurisdiction over the same, provided that if any such sign no longer complies with the terms of the consent given by the landlord or the requirements of any lawful authority having jurisdiction over the same then the landlord, after giving the tenant 30 days’ notice shall the right to remove any such sign at the tenant’s expense and costs, charges and expenses of such removal, plus an administration fee of 20% of such costs, shall forthwith be paid by the tenant to the landlord.  The provisions of section 4.5 hereof shall also apply, mutatis mutandis, to any such signs.

4.16 RUBBISH.

The tenant shall keep the premises and any loading areas by the tenant clean and tidy and in good order and shall not permit waste or garbage to be placed or accumulated outside of the premises but shall dispose of such waste or garbage in the manner designated by the landlord from time to time.

4.17 POLLUTION.

(a) The Tenant represents and warrants to the landlord that arising out of the Tenant’s occupancy:

(1) There are no Hazardous Substances situated on, in or under the premises;

(2) The Tenant has not received notice of and is not aware of any violation of any law or regulation in force relating to Hazardous Substances and the protection of the environment in respect of the premises; and

(3) There is no litigation or regulatory proceeding pending or threatened against the tenant or the premises in respect of environmental matters or the presence or use of hazardous substances in or about the premises.

(b) The Tenant covenants and agrees that following the execution of this lease it shall indemnify and save harmless the landlord and its directors, officers, servants, agents, and employees from any and all claims, liabilities, actions, proceedings, demands, losses, costs, damages and expenses whatsoever which may be commenced against or suffered by the landlord, its property manager, their, directors, officers, servants, agents or employees or which they may sustain, pay or incur as a result of any matter or thing arising out of or resulting from, attributable to or connected with any environmental liabilities relating to the development, or any portion thereof, caused or contributed to by the tenant or anyone for whom it is responsible at law including, without limitation, damage from or removal of Hazardous Substances, clean-up and reclamation.

(c) The Tenant shall, at its sole cost and expense, comply with all laws and regulations from time to time in force relating to hazardous substances and the protection of the environment and shall immediately give written notice to the landlord of the occurrence of any event in, on or under the development constituting an offence thereunder or being in breach thereof and upon the happening of such event, the tenant shall, at its sole cost and expense, promptly remove all hazardous substances for which the tenant is responsible under this lease from the development in a manner which conforms with all laws and regulations governing the removal of the same and remediate any damage to the development caused by such event.

(d) Without limiting the generality of the foregoing, the tenant shall not discharge nor permit the discharge of any oil or grease or any deleterious, objectionable, dangerous, radioactive, poisonous or explosive matter or substance into any water, ditches, water courses, culvert, drains or sewers and the tenant shall take all reasonable measures for ensuring that any effluent discharged shall not be corrosive, poisonous or otherwise harmful to or cause obstruction, deposit or pollution with in any waters, ditches, water courses, culverts, drains or sewers or to or within any sewage disposal works or to the bacteriological process of sewage purification, and the tenant shall forthwith at the landlord request provide facilities for testing and monitoring any such effluent from the tenants operations and shall permit the landlord access to the premises for the purposes of carrying out such testing and monitoring, and any other testing of the environmental status of the premises as required by the landlord or the landlord mortgagees from time to time.   The costs of such all such monitoring and testing shall be included in Operating Costs.  In addition, the tenant shall not at any time whatsoever dispose of or permit to be disposed of on, in or under the development, any oil or grease or any deleterious, objectionable, dangerous, poisonous or explosive substance or matter nor permit any such substance or matter to be discharged or accumulated on, in or under the development, including without limitation, any radioactive matter or substance, any radioactivity, or any microwaves.  The tenant shall construct, maintain and operate every furnace and burner employed on the premises so as to substantially consume or burn the smoke arising from every furnace and burner and shall not use or suffer any such furnace or burner to be use negligently so that smoke arising therefrom is not substantially consumed or burned and shall not cause or permit any grit, dust or noxious or offensive effluvia to be emitted from any engine, furnace, burner or apparatus on the premises without using the best practicable means reasonably available for preventing or counteracting such emissions

(e) The tenant’s obligations hereunder shall survive the expiry or earlier termination of this lease.

(f) Provided that there is reasonable evidence to suggest that there is environmental damage attributable to the tenant’s use or occupancy, the tenant shall, at its sole cost and expense obtain and provide to the landlord a phase 1 environmental report in respect of the premises and that portion of land used by or available for use by the tenant at the expiration or earlier termination of the term or any renewal thereof.  If the premises or such portion of the land requires any clean up and reclamation, the tenant shall pay for all costs and expenses in order to remediate the land to a standard which conforms to all laws and regulation.

4.18 ABATE  NUISANCE.

Upon written notice to the tenant from the landlord or from any lawful authority having jurisdiction requiring the abatement of any nuisance caused by vibration, noise or offensive smell or by any undue emission of smoke, vapour or dust caused by the tenant or arising directly or indirectly out of the operations carried on upon the premises, the tenant shall forthwith abate such nuisance accordingly.

4.19 PARKING  AND  OBSTRUCTION  OF  ROAD.

The tenant shall not permit any vehicle owned by or under the control of the tenant to cause an obstruction on any roadways in or about the development and the tenant shall use its best endeavours to ensure that all person doing business with the tenant and their servants and workmen shall not permit any vehicle to park in such an area or cause such obstruction as aforesaid.  The tenant also use its best endeavours to ensure that vehicles owned by or under the control of the tenant, its employees or persons doing business with the tenant shall observe any regulations and instructions made or given by the landlord or by any other person, corporation or body having authority to make or give such regulations or instructions with regard to the operation and parking of vehicles on the said roadways or other areas provided for the parking of vehicles in the development.  The tenant acknowledges that the landlord may remove or cause removal of any motor vehicle of the tenant, its employees, agents, customers or invitees parked in areas reserved for the use of any other person or obstructing any roadway and the tenant will pay the cost of any such removal to the landlord on demand.

4.20 STACKING  MATERIAL.

The tenants shall not leave or permit to be left or stack or permit to be stacked any material on the development, other than in the premises and allowed by governing bodies.

4.21 NO  AUCTIONS.

The tenant shall not permit any sale by auction nor any fire sale, bankruptcy sale, moving sale, going out of business sale or bulk sale to be held upon the premises or any part thereof, other than annual warehouse sales in the ordinary course of business.

4.22 WILL  NOT  TERMINATE  AGREEMENTS.

Except where required to do so by the terms of this lease, the tenant shall not enter into, amend or terminate any agreement with any public utility corporation or railway company relating to or in any manner whatsoever affecting the development.

4.23 ASSIGNMENT  AND  SUBLETTING.

(a) The tenant shall not assign this lease or any interest therein, nor sublet the premises or any part thereof, nor part with or share possession of all or any part of the premises, without the prior written consent of the landlord, which consent shall not be unreasonably withheld.

(b) Notwithstanding and without prejudice to any other provision herein, in the event that the tenant desires to assign, sublet or part with or share possession of all or any part of the premises, or to transfer this lease in any other manner, in whole or in part, or to transfer any estate or interest thereunder, then and so often as such event shall occur the tenant shall give prior written notice to the landlord of such desire, specifying therein the proposed assignee, transferee, sub lessee or occupier and shall provide to the landlord such information on the nature of the business of the proposed assignee, transferee, sub lessee or occupier and its financial responsibility and standing as the landlord may reasonably require and the terms and conditions of the proposed assignment, transfer, sublease or change in possession and shall deliver to the landlord a copy of the assignment, transfer or sublease intended to be executed by the tenant and the assignee, transferee or subtenant.  Within 30 days after receipt of such notice, the landlord shall notify the tenant in writing, that:

(1) It consents, or

(2) It does not consent as aforesaid to the assignment, transfer, subletting or parting with or sharing possession as the case may be.

(c) No such assignment, transfer, subletting or parting with or sharing possession shall in any manner release the tenant from its obligation for the payment of the rent and the observance and performance of the covenants, terms and conditions herein provided.

(d) The tenant shall not permit any part of the premises to be used or occupied by any persons other than the tenant or any permitted subtenants and the employees of the tenant and any such permitted subtenant, and shall not permit any part of the premises to be used or occupied by any licensee or concessionaire, or permit any persons to be upon the premises other than the tenant, such permitted subtenants, and their respective employees, customers and other having legitimate business with them.

(e) The tenant shall insert in every permitted sublease of the premises a covenant by the sub lessee with the sub lessor to produce to the landlord within one month immediately following the making thereof a copy of every assignment of the sub-demised premises or any part thereof made by the sub lessee or the persons deriving title under it.

(f) The tenant shall, at the request of the landlord, require any assignee of the interest of the tenant hereunder, at the time of such assignment, to enter into a written agreement with the landlord whereby the assignee covenants and agrees with the landlord to observe and perform all of the covenants, agreements, provisions, terms and conditions of this lease, provided that if the tenants fails to require the assignee to enter into such a written agreement at the landlord’s request the landlord may refuse to grant its consent to the assignment, or where such consent is not required the assignment shall not be effective until such written agreement is executed by the assignee.  Without in any way restricting the generality of the landlord’s right to refuse to consent to an assignment or subletting, the landlord may refuse to grant its consent to an assignment or subletting in the event that this lease is not in good standing.

(g) The Tenant shall forthwith upon demand by the landlord, pay to or reimburse to the landlord all solicitors fees and all other costs, charges, and expenses reasonably incurred by the landlord in connection with the tenant’s request for consent to any assignment, subletting or parting with or sharing of possession.

4.24 LIENS.

The Tenant shall not create or grant any mortgage, conditional sale agreement, security under the bank act (Canada) or under any personal property security statute or other encumbrance in respect of its improvements, trade fixture, goods or merchandise or permit any mortgage, conditional sale agreement, security under the bank act (Canada) or under any personal property security statute or other encumbrance to attach to the premises.  If and when any builder’s or construction lien or other lien for work, labour, services or materials supplied to or for the tenant or for the cost of which the tenant may be in any way liable or claims therefore shall arise or be filed or any such mortgage, conditional sale agreement, security under the bank act (Canada) or under any personal property security statute or other encumbrance shall attach, the tenant shall within (14) days after receipt of notice thereof procure the discharge thereof, including any certificate of action registered in respect thereof, by payment or in such other manner as may be required or permitted by law, and failing which the landlord may in addition to all other remedies hereunder avail itself of its remedy under section 6.5 and may make any payments required to procure the discharge of any such lien or encumbrance, shall be entitled to be reimbursed by the tenant as provided in section 6.5, and its right to reimbursement shall not be affected or impaired if the tenant shall then or subsequently establish or claim that any lien, mortgage, conditional sale agreement, security under the bank act (Canada) or under any personal property security statute or other encumbrance so discharged was without merit or excessive or subject to any abatement, setoff or defence.

4.25 REGISTERED  CHARGES.

The Tenant shall pay all money owed by it under any conditional sale agreement or other charge registered or filed against the premises, and immediately upon all of the payments having been made thereunder, the tenant shall obtain a memorandum of satisfaction or other appropriate document of discharge and shall register the same as its own expense in the proper land title office or other appropriate office of public record as the landlord may require to discharge the same from the title to the premises.

4.26 EXHIBIT  PREMISES.

The landlord shall have the right to exhibit the premises to:

(a) Prospective tenants or sub tenants during the six month period prior to the expiry date of the term or any renewal of the term; and

(b) The landlord’s mortgagees and prospective mortgagees and any prospective purchaser of the whole or any part of the landlord’s interest in the development; and for such purposes the landlord shall have the right of entry to the premises at any reasonable time and the tenant at its option may have a servant or agent present at the time of such entry.

4.27 REGISTRATION  OF  LEASE.

The tenant covenants and agrees with the landlord that the landlord shall not be obliged to execute or deliver this lease in form registrable in any land title office and that the tenant shall not register this lease or any caveat or other notice or claim based thereon.  All costs and expenses in connection with any registration of this lease or a caveat or notice thereof (if permitted by the landlord) and any plans required for registration shall be borne by the tenant.

4.28 COMPLIANCE  WITH  LAWS.

The tenant shall do, observe and perform all of its obligations and all matters and things necessary or expedient to be done, observed or performed by the tenant by virtue of any law, statute, by-law, ordinance, regulation or lawful requirements of any governmental authority or any public utility or railway company lawfully acting under statutory authority and all demands and notice in pursuance thereof whether given to the tenant or the landlord and in any manner or degree affecting the premises, the state of repair or condition thereof, the safety thereof, the use thereof by the tenant or the exercise or fulfilment of any right or obligation arising under or as a result of this lease.  If any such demand or notice is given lawfully requiring the execution of work, then;

(a) If such notice is given to the tenant, the tenant shall forthwith deliver the same or a true copy thereof to the landlord and the tenant shall forthwith, at its own expense, execute to the satisfaction of the landlord and the person giving such notice all such work as the landlord may approve in writing in order to comply with the requirement of the said notice; or

(b) If such notice is given to the landlord, the landlord shall notify the tenant and thereupon the tenant shall, at its own expense, forthwith execute to the satisfaction of the landlord and the person giving such notice all such works as the landlord and the person giving the notice may require in order to comply with the requirements of the said notice;

Notwithstanding the foregoing, the landlord shall have the right to execute any such works and the tenant shall afford to the landlord all necessary access to the premises and other facilities for the purpose and the tenant shall, on demand by the landlord, pay to the landlord all costs and expenses incurred by the landlord in executing and performing any and all such works.

4.29 SUBORDINATION.

This lease is and shall be subject, subordinate and postponed to all mortgages, including any debentures and any deeds of trust and mortgages securing bonds and all indentures supplement thereto (herein collectively called the “Mortgages”) which may now or hereafter charge the premises or any part thereof and to all renewals, modifications, consolidations, replacements and extensions of the mortgages, to the intent that, without execution of any document other than the lease, the mortgages and all renewals, modifications, consolidations, replacements and extensions thereof shall have priority over this lease notwithstanding the respective dates of execution or registration thereof.  Without limiting the generality of the foregoing, the tenant agrees to execute promptly any documents in confirmation of such subordination, postponement and priority which the landlord may request and the tenant hereby irrevocably constitutes and appoints the landlord the agent and attorney of the tenant for the purpose of executing any such documents and making application in the name of the tenant at any time and from time to time register postponements of this lease in favour of any of the mortgages or any renewal, modification, consolidation, replacement or extension of any of the mortgages in order to give effect to the foregoing provisions of this paragraph.  Provided however, the subordination and postponement of this lease to any of the mortgages shall not be effective with respect to a specific mortgage unless and until the landlord’s mortgagee holding such mortgage shall confirm in writing to the tenant that the tenant shall have the right, if not in default under this lease, to remain in possession of the premises in accordance with the term of this lease in the event such landlord’s mortgagee obtains title to the premises by way of foreclosure or otherwise.

4.30 ATTORNMENT.

Whenever required by any of the landlord’s mortgagees under any of the mortgages the tenant shall at torn to and become a tenant or licensee of such landlord’s mortgagee or a tenant of any purchaser from such landlord’s mortgagee in the event of an exercise by such landlord’s mortgagees of the power of sale in any of the mortgages set out, for the then unexpired residue of the term upon all of the terms and conditions hereof.

4.31 ESTOPPEL  CERTIFICATE.

The tenant shall at any time and from time to time upon five days prior notice from the landlord execute and deliver to the landlord or the landlord’s mortgagees or a prospective purchaser of the premises or the whole or any portion of the landlord’s interest in the premises, a statement in writing confirming the terms of this lease, certifying that the lease in unmodified and is in full force and effect (or, if modified, stating the modifications and that the same is in full force and effect as modifies), the amount of the rent then being paid hereunder, the dates to which the rent and other charges hereunder have been paid, that the landlord has complied with all the terms of this lease, that the premises are acceptable to the tenant, that the tenant shall not amend, modify or surrender this lease or make any prepayment of the rent other than the rent for the current month without the prior written consent of the landlord’s mortgagees, that there are no outstanding set-offs or equities disclosed or undisclosed as between the landlord and the tenant, that no money other than a maximum of one month’s rent in accordance with the provisions of the lease has been prepaid by the tenant to the landlord, that the tenant is aware of the assignment by the landlord to the landlord’s mortgagees of all rent under this lease, and any other matters pertaining to this lease in respect of which the landlord may desire certification.  The tenant hereby irrevocably constitute and appoints the landlord the agent and attorney of the tenant for the purpose of executing and delivering such certificate or certificates for and on behalf of the tenant.

4.32 INDEMNITY.

The tenant shall indemnify and save harmless the landlord and its property manager from and against any and all manner of claims, actions or cause of action, demands, damages, costs, losses or expenses of whatever kind (including legal fees on a solicitor and own client basis) which they may sustain, incur or be put to by reason of or arising out of the lease, or any act or omission of the tenant or anyone for whom the tenant is at law responsible, or from the use or occupation of the premises in whole or in part and without limiting the generality of the foregoing, from the non-observance or non-performance by the tenant, or anyone whom the tenant is at law responsible, of any of the obligations imposed under the provisions of any laws, ordinances, regulations or requirements of any federal, provincial, municipal or other authorities, or any of the covenants and agreements in this lease contained by the tenant to be observed and performed or any accident or other occurrence in, upon or at the premises contributed to in whole or in part by any fault, default, negligence, act or omission on the part of the tenant or any person by or party permitted to be thereon by the tenant.  This liability to indemnify and save harmless shall survive any termination of this lease, and the expiry of the term or any renewal thereof, anything in this lease to the contrary notwithstanding.

ARTICLE  5  -  LANDLORD’S  COVENANT

The Landlord covenants with the tenant as follows:

5.1 QUIET  ENJOYMENT.

If the tenant pays the rent and performs the covenants herein on its part contained, the tenant shall be entitled to quiet enjoyment of the premises, subject to the rights of owners or occupiers of the easements and right-of-way, if any, now or hereafter registered against title to the premises.

5.2 REPAIR.

Subject to section 7.3, to repair and maintain the common areas and the structural portions of the building.

5.3 COMMON  AREAS.

To permit the tenant and its employees and invitees to have the use in common with other entitled thereto of those parts of the common areas designated for use by tenants of the building.

5.4 PARKING.

The tenant and its officers, employees and invitees will be permitted to park within the designated parking area.  The tenant will not park, and will not permit its officers, employees or invitees to park, vehicles in any parking areas on the development other than the designated parking area.

ARTICLE  # 6  -   DEFAULT

6.1 RE-ENTRY  ON  DEFAULT.

If;

(a) Any payments of the rent or any part thereof, whether the same are demanded or not, are not paid when they become due; late payment of $250 will be applied to all late payments

(b) Any breach, non-observance or non-performance of any covenant, agreement, stipulation, proviso, condition, rule or regulation herein contained on the part of the tenant to be kept, performed or observed hereunder and any such breach, non-observance or non-performance shall continue for 10 days after written notice thereof to the tenant by  the landlord;

(c) The premises shall be vacated or remain unoccupied for 10 days;

(d) The term or any renewal thereof or any of the goods and chattels of the tenant shall at any time during the term or any renewal thereof be seized or taken in attachment by any credit of the tenant;

(e) A writ of execution, sequestration or extent shall issue against the goods and chattels of the tenant;

(f) The tenant shall execute any chattel mortgage or bill of sale of its goods and chattels (other than one incidental to any public issue of bonds, debentures or other securities of the tenant or any other reorganization of the tenant or its amalgamation with any other company);

(g) Any petition or other application is presented to any court of competent jurisdiction for the dissolution, liquidation or winding up of the tenant or for the appointment of a receiver of receiver and manager;

(h) The tenant shall become bankrupt or insolvent or take the benefit of any statute now without the prior written consent of the landlord;

(i) If the premises shall be used for any purpose other than that for they were let without the prior written consent of the landlord;

(j) The tenant shall make an assignment for the benefit of creditors or shall make any sale or other disposition of its goods and chattels pursuant to or which should legally have been done pursuant to any legislation relating to bulk sales (except one incidental to any reorganization of the tenant, if any, or its amalgamation with any other company);

(k) The landlord believes and has commercially good grounds to believe that the tenant is or is likely to become and “insolvent Person”, as that term is defined in the bankrupt act (Canada), as amended; and

(l) In the event that the tenant has filed a notice of intention to make a proposal or a proposal under the bankruptcy act (Canada), as amended, the tenant has defaulted under any of subsections 6.1(a) to 6.1(j) above after the date of the filing of such notice of intention to file a proposal or such proposal;

Then and in any such event;

(1) The landlord, in addition to any other remedy now or hereafter provided, may re-enter and take possession immediately of the premises or any part thereof in the name of the whole by force if necessary without any previous notice of intention to re-enter and may remove all persons and property therefrom and may use such force and assistance in making such removal as the landlord may deem advisable to recover at once full and exclusive possession of the premises and such re-entry shall not operate as a waiver or satisfaction in whole or in part of any right, claim or demand arising out of or connected with any breach, non-observance or non-performance of any covenant on the part of the tenant to be kept, observed or performed; and

(2) The next ensuing three months’ Annual Basic Rent and Additional Rent (to be determined at rates estimated by the landlord acting reasonable) and any additional money owing hereunder shall immediately become due and payable and shall be recoverable by the landlord as if it were rent in arrears, but the tenant shall remain liable under this lease.

6.2 SALE  AND  RELETTING.

Upon the landlord becoming entitled to re-enter upon the premises under any of the provisions of this lease the landlord, in addition to all other rights and remedies, shall have the right to enter the premises as the agent of the tenant either by force or otherwise, without being liable for any prosecution thereof and to relet the premises as the agent of the tenant, and to receive all rent therefor, and as agent of the tenant to take possession of any business and trade fixtures and improvements of the tenant and any good and property whatsoever on the premises and sell the same at public or private sale without notice and to apply the proceeds of such sale and any rent derived from reletting the premises, in payment of the rent due under this lease, and the tenant shall be liable to the landlord for any deficiency.

6.3 TERMINATION.

Upon the landlord becoming entitled to re-enter upon the premises under any of the provisions of the lease, the landlord, in addition to all other rights and remedies, shall have the right to determine forthwith this lease and the term or any renewal thereof by giving notice in writing addressed to the tenant of its intention so to do, and thereupon the rent shall be computed, apportioned and paid in full to the date of such determination of this lease, the tenant shall pay any other amounts for which the tenant is liable under this lease pursuant to section 6.6, the tenant shall forthwith deliver up possession of the premises to the landlord and the landlord may re-enter and take possession of the premises.

6.4 DISTRESS.

Whensoever the landlord shall be entitled to levy distress against the goods and chattels of the tenant it may use such force as it may deem necessary for the purpose and for gaining admission to the premises without being liable for any action in respect thereof or for any loss or damage occasioned thereby and the tenant hereby expressly releases the landlord from all actions, proceedings, claims or demands whatsoever for or on account of or in respect of any such forcible entry of any loss or damage sustained by the tenant in connection therewith.  The tenant waives and renounces the benefit of any present or future statute taking away limiting the landlord’s right of distress, and covenants and agrees that notwithstanding any such statute none of the goods and chattels of the tenant on the premises at any time during the term of any renewal thereof shall be exempt from levy by distress for rent in arrears.

6.5 PAYMENT  BY  THE  LANDLORD  REGARDED  AS  RENT.

If the tenant shall fail to observe or perform any of the covenants or obligations of the tenant under or in respect of this lease the landlord may from time to time at its discretion perform or cause to be performed any of such covenants or obligation or any part thereof and for such purpose may do such things as may be requisite and may enter upon the premises to do such things and all costs and expenses incurred and expenditure made by or on behalf of the landlord shall be forthwith paid by the tenant to the landlord and if the tenant fails to pay the same the landlord may add the same to the rent and recover the same by all remedies available to the landlord for the recovery of rent in arrears, provided that if the landlord commences or completes either the performance or the causing to be performed of any such covenants or obligations or any part thereof, the landlord shall not be obligated to complete such performance or causing to be performed or be later obliged to act in like fashion.  If the landlord shall suffer or incur any damage, loss, cost or expense whatsoever for which the tenant is in any way liable hereunder, by reason of any failure of the tenant to observe or comply with any of the covenants or agreements of the tenant herein contained, then in every such case the amounts of any such damage, loss, cost or expense shall be due and payable by the tenant to the landlord on demand by the landlord and the landlord shall have the right at its option to add the cost or amount of any such damage, loss, cost or expense to the rent hereby reserved and any such amount shall thereupon immediately be due and payable as rent and recoverable by the landlord by all remedies available to the landlord for the recovery of rent in arrears.

6.6 LANDLORD’S  EXPENSES  ENFORCING  LEASE.

If it shall be necessary for the landlord to retain the services of any person for the purpose of assisting the landlord in enforcing any of its rights hereunder or otherwise available at law, the landlord shall be entitled to collect from the tenant the cost of all such services including, but not limited to, all legal fees and disbursements incurred in enforcing the landlord’s rights hereunder and in connection with all necessary court proceedings at trial or on appeal on a solicitor and own client basis, as if the same were rent reserved and in arrears hereunder.

6.7 REMEDIES  CUMULATIVE.

No remedy conferred upon or reserved to the landlord under this lease, by statute or otherwise, shall be considered exclusive of any other remedy, but the same shall be cumulative and shall be in addition to every other remedy available to the landlord and all such remedies and power of the landlord may be exercised concurrently and from time to time and as often as the landlord deems expedient.

6.8 NO  WAIVER.

(a) The failure of the landlord to exercise any right or option in connection with any breach or violation of any term, covenant or condition herein contained shall not be deemed to be a waiver or relinquishment of such term, covenant, or condition or any subsequent breach of the same or any other term, covenant or condition herein contained.  The subsequent acceptance of the rent or any portion hereunder by the landlord shall not be deemed to be a waiver of a preceding breach by the tenant of any term, covenant or condition of this lease other than the failure of the tenant to pay the particular amount of the rent so accepted, regardless of the landlord’s knowledge of such preceding breach at the time of acceptance of such amount of the rent.

(b) The acceptance of any of the rent from or the performance of any obligation hereunder by, a person other than the tenant shall not be construed as an admission by the landlord of any right, title or interest of such person as a subtenant, assignee, transferee or otherwise in the place and stead of the tenant.

(c) The acceptance by the landlord of a part payment of any money required to be paid hereunder shall not constitute waiver or release of the right of the landlord to payment in full of such money.

6.9 DAMAGE  OR  INJURY.

The landlord shall not be liable for any personal injury, death or property loss or damage sustained by the tenant, or its employees, agents, sub lessees, licensees or those doing business with it in or on the premises, no matter now caused, and the tenant shall indemnify the landlord against all actions or liabilities arising out of such personal injury, death or property damage or loss.  The tenant hereby releases the landlord and its officers. Agents and employees from all claims for damages or other expenses arising out of such personal injury, death or property loss or damage.  Without limiting the foregoing, the landlord shall not be liable for any personal injury, death or property loss or damage sub stained by the tenant or its employees, agents, sublessees, licensees or invitees in or on the premises or anywhere in the premises caused by theft or breakage or by steam, water, rain, snow, radioactive materials, microwaves, deleterious substances, gases, pollutants or any other materials or substances which may leak into, issue or flow from any part of the premises or any adjacent or neighbouring lands and premises or from the water, steam or drainage pipes or plumbing works of the same or from any place, or any loss or damage caused by or attributable to the condition or arrangements of any electric or other wiring or any damage caused by anything done or omitted to be done by other tenant or occupant of the premises, and the tenant shall indemnify the landlord against all actions or liabilities arising out of such personal injury, death or property damage or loss.  The tenant hereby releases the landlord and its officers, agents and employees from all claims for damages or other expenses arising out of such personal injury, death or property damage or loss.  The tenant hereby releases the landlord and its officers, agents and employees from all claims for damages or other expenses arising out of such personal injury, death or property loss or damage.

ARTICLE   # 7  -  AGREEMENTS  AND  PROVISOS.

It is hereby agreed by the landlord and the tenant as follows:

7.1 NO  WARRANTIES.

This lease and any and all schedules annexed hereto, from an integral part hereof and set forth all the covenants, promises, agreements, conditions or understandings between the parties hereto concerning the tenant’s lease of the premises.

7.2 NOTICES.

All notices, demands and requests which may or are required to be given pursuant to this lease shall be in writing and shall be sufficiently given if delivered personally to the party or an officer of the party for whom it is intended or telecopies or mailed prepaid and registered, text, email, in the case of the landlord and the tenant to the respective addresses specified on page 1, or at such other addresses as the parties may from time to time advise by notice in writing.  The tenant shall require any mortgagee, assignee or sub lessee of the tenant’s interest hereunder to supply their respective mailing address to the landlord.  The date of receipt of any such notice, demand or request shall be deemed to be the date of delivery or transmission of such notice, demand or request if served personally or telecopies or if mailed as aforesaid on the third day next following the date of such mailing (excluding

Saturdays, Sundays and statutory holidays in British Columbia), unless there is between the date of mailing and actual receipt a mail strike or other labour dispute which adversely affects mail service in Canada, in which case;

(a) The party giving the notice, demand or request shall deliver such notice, demand or request by an alternative method; and

(b) The time of giving such notice, demand or request shall be the time of actual receipt of such notice, demand or request.

7.3 DAMAGE  AND  DESTRUCTION.

(a) If all or any part of the building is damaged by fire or other casualty thereby rendering all or a portion of the premises unusable by the tenant, then the annual basic rent shall abate, in the proportion that part of the premises which is rendered unusable bears to the whole of the premises, but only to the extent that the annual basic rent is covered by insurance and paid to the landlord.

(b) Except as provided in subsection 7.3(c) hereof, if the premises are damaged by fire or other casualty insured against by the landlord hereunder, then the damage to the premises shall be repaired by the landlord at its expense except that repairs to installations, alterations, additions, partitions, improvements and fixture made by or on behalf of the tenant or any previous tenant or occupant of the premises or any part thereof shall be performed by the tenant or, at the option of the landlord, shall be performed by the landlord at the expense of the tenant.  All repairs which the landlord is required to make hereunder shall be made with due diligence, provided that the landlord shall not be liable to the tenant for any loss or damage suffered by the tenant as a result of any delay which may arise by reason of adjustment of insurance on the part of the landlord or on account of labour troubles or any other cause beyond the landlord’s control.  The tenant shall, out of its own money, make up any deficiency necessary to repair, rebuild or make fit the premises for the purposes of the tenant, as follows:

(1) To the extent to which insurance coverage required to be placed under this lease is unobtainable by the landlord or is only obtainable at a cost which the landlord considers unreasonable; and

(2) To the extent of the amount of any deductible contained in any insurance policy affected by the landlord pursuant to its covenant to insure herein contained.

(c) If, in the landlord’s opinion, the building is damage by fire or other casualty to the extent that it cannot reasonably be repaired or rebuilt within 120 days after the occurrence of such damage and if the landlord shall decide not to restore the same then the landlord shall within 90 days after the happening of such fire or other casualty give to the tenant a notice in writing of such decision and thereupon the term  and any renewal of this lease shall expire forthwith and the tenant shall vacate the premises and surrender the same to the landlord.  If the building is damaged as aforesaid and the landlord does not give notice as aforesaid, then the landlord shall diligently proceed to repair the building, excluding installations, additions, partitions, improvements and fixture made by or on behalf of the tenant or any previous tenant or occupant of the premises, subject to any reasonable delay which may arise by reason of adjustment of insurance on the part of the landlord or on account of labour troubles or any other cause beyond the landlord’s control.  If the building, excluding installations, additions, partitions, improvements and fixtures made by or on behalf of the tenant or any previous tenant or occupant of the premises, is not repaired within nine months from the time of the fire or other casualty causing the damage (subject to such time period being extended by the length of any reasonable delay which may arise by reason of adjustment of insurance on the part of the landlord or on account of labour troubles or any other cause beyond the landlord’s control), then the tenant mat at its option, to be exercised within ten days of the termination of the said period of nine months (or the termination of such later period as extended hereby) by notice in writing, terminate this lease.  Upon the termination of this lease by the landlord as provided in this subsection 7.3(c) the tenant’s liability for the rent shall cease as of the day following the fire or casualty, but in the event of the termination of this lease by the tenant as provided in this subsection 7.3(c) the rent shall be due and payable for the period of time up to the date of the termination of this lease by the tenant.

7.4 OVERHOLDING.

If the tenant shall hold over after the expiration of the term or any renewal thereof and the landlord shall accept the rent or any portion thereof the new tenancy thereby created shall be deemed a monthly tenancy and not a yearly tenancy and shall be subject to covenants and conditions herein contained insofar as the same are applicable to a tenancy from month to month, except that if the tenant remains in possession without the landlord’s written consent, the monthly installment of annual basic rent shall be 150% of the monthly installment of annual basic rent payable for the last month of the term or any renewal thereof, prorated on a daily basis for each day that the tenant remains in possession, and in addition the tenant shall be liable for all costs, expenses, losses, and damages resulting or arising from the failure of the tenant to deliver up possession of the premises to the landlord.

7.5 INABILITY  TO  PERFORM.

Whenever and to the extent that the landlord shall be unable to fulfill, or shall be delayed or restricted in the fulfillment of any obligation hereunder by reason of being unable to obtain the material, goods, equipment, service, utility or labour required to enable it to fulfill any such obligation or by reason of any statute, law or order-in-council or any regulation or order passed or made pursuant thereto or by reason of the order or direction of any administrator, controller or board, or any governmental department or officer or other authority, or by reason of not being able to obtain any permission or authority, or by reason of not being able to obtain any permission or authority required thereby, or by reason of any other cause beyond its control whether of the foregoing character or not, the landlord shall be entitled to extend the time for fulfillment of such obligation by time equal to the duration of such delay or restriction, and the tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort or damage thereby occasioned, and shall not be entitled to cancel or terminated this lease.

7.6 INTEREST.

Interest on any money due to the landlord under this lease shall be paid by the tenant and shall accrue at the rate of 5% above the prime rate ”prime rate” per annum quoted by the landlord’s principal bank. Such rate of interest to be calculated and compounded monthly, not in advance, from the respective date upon which any such money becomes due to the landlord.

7.7 EXPROPRIATION.

If the whole or any portion of the premises shall be acquired or condemned by an authority having the power for such acquisition or condemnation then the term and any renewal thereof shall cease from the date of entry by such authority.  Nothing herein contained shall prevent the landlord or the tenant or both from recovering damages from such authority for the value of their respective interests or for such other damages and expenses allowed by law.

7.8 ACCRUAL  OF  RENT.

The rent shall accrue day to day.  Where the calculation of any additional rent is not made until the termination or expiry of this lease, the obligation of the tenant to pay such additional rent shall survive the termination or expiry of this lease and such amounts shall be payable by the tenant upon demand by the landlord.

7.9 GOVERNING  LAW.

This lease shall be governed by and construed in accordance with the laws of the province in which the premises are situated and the parties hereby at torn to the jurisdiction of the courts of that province.  The parties acknowledge having expressly required that this lease and all documents relating hereto be drawn up in the English language.

7.10 NUMBER  AND  GENDER.

Where required singular number shall be deemed to include the plural and the neuter gender the masculine of feminine.

7.11 COVENANTS.

The landlord and the tenant agree that all of the provisions of this lease are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate provision thereof.  Should any provision or provisions of this lease be illegal or not enforceable it or they shall be considered separate and severable from this lease and its remaining provisions shall remain in force and be binding upon the parties hereto as though the said provision or provisions had never been included.

7.12 TIME  OF  THE  ESSENCE.

Time shall be of the essence of this lease.

7.13 HEADINGS.

Any captions, headings and marginal notes throughout this lease are for convenience and reference only and the words and phrases contained therein shall in no way be held deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provision of or the scope or intent of this lease nor in any way affect this lease.

7.14 ENUREMENT.

This lease shall extent to, be binding upon and ensure to the benefit of the landlord and the tenant and their respective heirs, executors, administrators, successors and permitted assigns.

7.15 JOINT  AND  SERVERAL  LIABILITY.

All covenants, liabilities and obligations entered into or imposed upon the tenant, if more than one person, and the landlord, if more than one person, shall be joint and several covenants, liabilities and obligations.

7.16 CONTINUATION  OF  OBLIGATIONS.

This lease and the obligations of the tenant hereunder shall continue in full force and effect notwithstanding any change in the person or persons comprising the landlord.

7.17 LANDLORD’S  LIMIT  OF  LIABILITY.

The term “Landlord” as used in this lease so far as covenants or obligations on the part of the landlord are concerned shall be limited to mean the landlord as hereinbefore set out while it retains its interest in the premises, but upon sale, transfer or other disposition of that interest, the landlord shall be automatically relieved after the date of such sale, transfer or other disposition of and from all liability arising out of the requirement for performance of any obligations on the part of the landlord herein contained, it being understood and agreed hereby that the obligations contained in this lease on the part of the landlord shall be binding upon the landlord, its successors and assigns, only during and in respect of the respective successive period of its interest in the premises.  The tenant agrees to at torn to a purchaser, transferee or person acquiring the interest of the landlord in the premises, such atonement to be effective and self-operative without the necessity of the execution of any further instrument on the part of the landlord, the tenant or any other person.

7.18 CONSENTS.

Wherever and whenever the approval or consent of the landlord is required to be obtained, such approval or consent may be given by such officer, agent, committee, person or persons as may from time to time be nominated or appointed in writing by the landlord for such purpose, and any such power of nomination or appointment may be delegated by the landlord.  Such nominees, appointees or delegates shall have the right to withhold approval of or consent to and may reject any matter or thing submitted for approval or consent, and every such approval or consent given shall be in writing and may contain such conditions and stipulations as the landlord may deem fit.

7.19 AMENDMENTS.

This lease shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof and shall not be modified, amended or waived except by an instrument in writing duly executed and delivered by the parties hereto or by their successors and permitted assigns.

IN WITNESS WHEREOF THE PARTIES HERETO HAVE DULY EXECUTED AND DELIVERED THIS LEASE AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

BY THE LANDLORD:

ROCKY MOUNTAIN PROPERTY MANAGEMENT COMPANY

ROCKY MOUNTAIN PROPERTY MANAGEMENT COMPANY
12720 CAMERON DRIVE, RICHMOND, B.C
#1100 V6V 2T6 604-551-7679
SCOTMCDERMID@GMAIL.COM

Per: ______________________

Authorized Signatory

BY THE TENANT:

Per: ______________________

Authorized Signatory

Per: ______________________

Authorized Signatory

SCHEDUAL "A"

DESCRIPTION OF LAND;

The landlord and tenant acknowledge and agree that the development may be situated on an airspace attached to the lands. A separate civic address will be created from the development as soon as the airspace plan has been prepared by the landlord and filed in the appropriate land titles office. For the purpose of this lease, the airspace shall apply to that portion of the lands as shown on Schedule "B" attached hereto. For reference, the lands are described as follows:

of unit # 5 -9079 Shaughnessy Street, Vancouver, B.C.

LEGAL DESCRIPTION:

Lot PL VAS2765 LT 19 DL 319 LD 36 STRATA LOT

BY THE TENANT:

Per: ______________________

Authorized Signatory

Per: ______________________

Authorized Signatory

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SCHEDULE "B"

PREMISES AND PARKING AREA;

OPEN, COMMON PARKING, NO RESERVED, 2 PARKING

BY THE TENANT:

Per: ______________________________
Authorized Signatory

Per: ______________________________
Authorized Signatory

SCHEDULE "C"

ADDITIONAL TERMS AND CONDITIONS

1) TENANT IS RESPONSIBLE TO PAY THE COST OF METER WATER / SEWER AT THE RATE STATED BY THE CITY OF VANCOUVER PERSCRIBED RATE FOR COMMERCIAL.
2) THE LANDLORD WILL PROVIDE THE TENANT A BILL FOR THE METER WATER / SEWER FROM TIME TO TIME AND THE TENANT WILL PAY WITH IN 10 DAYS ON DEMAND, AS OUTLINED AS A TRIPLENET CHARGE IN THE LEASE CONTRACT.
3) TENANT WILL BE RESPONSIBLE FOR THE EXPENSE FROM THE LANDLORD INSTALLING WATER METER.
4) POST DATED CHEQUES FOR TERM OF LEASE ARE REQUIRED AT SIGNING.
5) DO TO THE NATURE OF THE BUSINESS THE TENANT WILL BE RESPONSIBLE FOR ANY HARDSHIP OR DAMAGE INSIDE OR OUTSIDE OF THE PROPERTY WHICH IS CAUSE BY THE BUSINESS.
6) ANY NUSISANE THAT'S ARISE FROM THE BUSINES WILL BE CORRECTED IMMEDIATELY AT THE TENANT EXPENSE.

BY THE TENANT:

Per: ______________________________
Authorized Signatory

Per: ______________________________
Authorized Signatory

SCHEDULE "D"

DESCRIPTION OF LANDLORD WORK AND TENANT WORK:

1) THE TENANT IS RESPONSIBLE TO PAY FOR THE WATER METER INSTALLED BY THE LANDLORD PLUMBER.

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